AlphaCentric LifeSci Healthcare Fund

CLASS A: LYFAX CLASS C: LYFCX CLASS I: LYFIX

(the “Fund”)

October 7, 2024

This information supplements certain information contained in the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated August 1, 2024.

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Effective on or about November 1, 2024, the Fund’s name will change to “AlphaCentric Life Sciences and Healthcare Fund”.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated August 1, 2024, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-844-ACFUNDS (1-844-223-8637) or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.